UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 6, 2010

AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (512) 732-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2010, the stockholders of American Campus Communities, Inc. (the “Company”), upon the recommendation of the Board of Directors, approved the American Campus Communities, Inc. 2010 Incentive Award Plan (the “2010 Plan”).  The 2010 Plan includes an authorization to issue up to 1,683,110 shares of the Company's common stock (1,500,000 newly authorized shares plus 183,110 shares available for grant under the Company’s 2004 Incentive Award (the “2004 Plan”)), pursuant to awards under the 2010 Plan.  The 2010 Plan provides for various types of equity awards to directors, executive and other officers and key employees. The types of awards that may be granted under the 2010 Plan include incentive stock options, nonqualified stock options, restricted stock awards, restricted unit awards, profits interest units and other stock-based awards.  The 2010 Plan will expire on March 22, 2020.  As of the date hereof, there have been no awards, and therefore no amounts are payable under the 2010 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.

Attached hereto as Exhibit 99.1 is the 2010 Plan.  A brief description of the 2010 Plan is included as part of the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 24, 2010.  The descriptions of the 2010 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan.

Effective as of the close of business on May 6, 2010, and as part of the proposal to approve the 2010 Plan described above, the 2004 Plan was terminated with respect to new awards.  The 2004 Plan provided for the same types of equity awards as the 2010 Plan.  Outstanding awards previously granted under the 2004 Plan will not be affected by termination of the 2004 Plan, the terms of which shall continue to govern such previously granted awards.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on May 6, 2010, the stockholders (i) elected the seven director nominees, (ii) ratified the appointment of Ernst & Young LLP as our independent auditors for 2010 and (iii) approved the 2010 Plan.

The results of the voting for the seven director nominees were as follows

	Affirmative	Withheld	Broker Non-Votes
William C. Bayless, Jr.	39,848,669	159,373	5,047,119
R.D. Burck	39,849,166	158,876	5,047,119
G. Steven Dawson	38,928,668	1,079,374	5,047,119
Cydney C. Donnell	39,712,522	295,520	5,047,119
Edward Lowenthal	37,710,042	2,298,000	5,047,119
Joseph M. Macchione	38,929,585	1,078,457	5,047,119
Winston W. Walker	38,928,182	1,079,860	5,047,119

The results of the voting for the ratification of Ernst & Young LLP as our independent registered auditors for 2010 were as follows

Affirmative	Negative	Abstentions	Broker Non-Votes
44,888,381	162,502	4,278	0

The results of the voting for the approval of the 2010 Plan were as follows

Affirmative	Negative	Abstentions	Broker Non-Votes
35,620,153	4,374,516	13,373	5,047,119

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	American Campus Communities, Inc. 2010 Incentive Award Plan